Exhibit 99.1

Plug Highlights Year of Strategic Growth and Advancements in Accelerating the Green Hydrogen Economy

LATHAM, N.Y., Mar. 1, 2024 – Today, Plug Power Inc. (NASDAQ: PLUG), a global leader in comprehensive hydrogen solutions for the green hydrogen economy announced its financial results and operational milestones for the quarter and fiscal year ended December 31, 2023. With a steadfast commitment to advancing the green hydrogen economy, the Company has achieved significant progress in revenue growth, operational efficiency, and strategic investments aimed at promoting global sustainability and energy independence.

Commercial and Operational Highlights:

•	Operational Milestones:

The successful commissioning and operational status of the Georgia hydrogen plant, which currently operates the largest PEM electrolyzer system in the United States, and the deployment of our first large-scale megawatt (MW) level stationary product represent significant strides in enhancing our hydrogen production capabilities and expanding our energy solution portfolio.

•	New Business in 2023:

In the applications business, Plug expanded the material handling installed base on existing key customers such as Walmart, Home Depot, and Amazon. Plug also installed a 1 MW electrolyzer system at an Amazon fulfillment center, enabling on-site green hydrogen generation for use in material handling equipment.

The introduction of a new platform for mid-market material handling sites with 100 or fewer forklifts, enabled the addition of Tyson and Sam’s Club as new pedestal customers to Plug’s portfolio. Plug also added STEF as its first European pedestal customer, providing its complete green hydrogen ecosystem across two distribution centers in France and Spain.

Additionally, Plug launched its new high-power stationary fuel cell system for electric vehicle fleet charging by commissioning a 1MW system for last mile vehicle charging with one of Plug’s largest customers and securing a deal for the same product line to provide Energy Vault with an 8 MW hydrogen fuel cell stationary power system for a back-up power hybrid micro-grid in the event there is a Public Safety Power Shutoff in Calistoga, CA.

In the Energy Solutions business, Plug closed a 100MW electrolyzer project for GALP and nearly 1GW in Basic Engineering Design Package (BEDP) for various projects during 2023 and closed additional large scale BEDP during 2024.

The Company launched multiple new products in the energy business including hydrogen storage tanks and a first-of-its-kind mobile liquid hydrogen refueler that is being delivered to customers.

Financial Highlights:

•	Financial Stability and Growth: Plug has resolved the going concern issue as previously disclosed in the Form 10-Q for the quarter ended September 30, 2023, and has concluded that there is no longer substantial doubt of the Company’s ability to continue as a going concern, demonstrating the Company's financial foundation and commitment to sustainable operations and growth. The Company has determined it has sufficient cash on hand coupled with available liquidity to fund its ongoing operations for the foreseeable future.

•	Record Revenue Achievement: The Company achieved revenue of $891 million for the year ended December 31, 2023, which is a record and reflects a 27% growth over the prior year. This revenue growth stems from the successful execution of our business strategies in the renewable energy market and our ongoing dedication to innovation and market expansion.

•	Earnings Per Share (EPS) Performance: The fiscal year concluded with an EPS loss of $2.30, as compared to a loss of $1.25 in the previous year. The incremental loss for 2023 was largely driven by increased investments in growth and expansion and the varied non-cash charges recorded in the fourth quarter as discussed below.

•	Enhanced Focus on Cash Management: Acknowledging the challenges encountered in cash management during 2023, Plug has embraced an increased emphasis on strengthening the Company’s cash management strategy in 2024. This initiative is aimed at optimizing financial operations and ensuring the Company’s agility in capitalizing on market opportunities in the near and mid-term.

•	Impairment and Other Provisions: As a result of the evolving market dynamics, the Company wrote down certain assets which resulted in non-cash charges recorded in Q4 2023 of ~$325 million. Further details regarding these charges are provided in our Annual Report on Form 10-K for the year ended December 31, 2023.

Strategic Achievements and CEO's Vision:

•	Andy Marsh, CEO of Plug, shared: "This fiscal year has marked a pivotal period in our journey towards growth and sustainability within the hydrogen economy. Recognizing the past challenges with cash management, we are dedicated in 2024 to bolstering our financial profile. Our commitment to driving forward the hydrogen economy remains unwavering. With leveraging existing investments and a prudent approach to cash management, we are well-positioned for sustainable growth and continued innovation in renewable energy."

Conference Call

Plug Power has scheduled a conference call today, March 1, at 8:30 am ET to review the Company’s results for the fourth quarter of 2023. Interested parties are invited to listen to the conference call by calling 877-407-9221 / +1 201-689-8597.

The webcast can be accessed at:

https://event.webcasts.com/starthere.jsp?ei=1655050&tp_key=5d9634a1a2

A playback of the call will be available online for a period following the event.

About Plug

Plug is building an end-to-end green hydrogen ecosystem, from production, storage, and delivery to energy generation, to help its customers meet their business goals and decarbonize the economy. In creating the first commercially viable market for hydrogen fuel cell technology, the Company has deployed more than 69,000 fuel cell systems and over 250 fueling stations, more than anyone else in the world, and is the largest buyer of liquid hydrogen.

With plans to operate a green hydrogen highway across North America and Europe, Plug built a state-of-the-art Gigafactory to produce electrolyzers and fuel cells and is developing multiple green hydrogen production plants targeting commercial operation by year-end 2028. Plug delivers its green hydrogen solutions directly to its customers and through joint venture partners into multiple environments, including material handling, e-mobility, power generation, and industrial applications.

For more information, visit www.plugpower.com.

Cautionary Note on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc. (“Plug”), including but not limited to statements about Plug’s cash management strategic initiative and the anticipated benefits from the implementation of such initiative; Plug’s ability to deliver on its business and strategic objectives; Plug’s expectations regarding its financial profile and market outlook, including its ability to capitalize on market opportunities; Plug’s expectation that existing investments and  prudent cash management will position it for sustainable growth and continued innovation in renewable energy; Plug’s expectations regarding its projects and products, including its Georgia hydrogen plant, material handling products, stationary products, electrolyzer projects and new products in its energy business, and Plug’s plans regarding its production plants and the timing of the development and commercial operation of such plants.

You are cautioned that such statements should not be read as a guarantee of future performance or results as such statements are subject to risks and uncertainties. Actual performance or results may differ materially from those expressed in these statements as a result of various factors, including, but not limited to, the following: the risk that we may continue to incur losses and might never achieve or maintain profitability; the risk that we may not be able to raise additional capital to fund our operations and such capital may not be available to us on favorable terms or at all; the risk that we may not be able to expand our business or manage our future growth effectively; the risk that we may not be able to remediate the material weaknesses identified in internal control over financial reporting as of December 31, 2023, or otherwise maintain an effective system of internal control over financial reporting; the risk thar global economic uncertainty, including inflationary pressures, fluctuating interest rates, currency fluctuations, and supply chain disruptions, may adversely affect our operating results; the risk that we may not be able to obtain from our hydrogen suppliers a sufficient supply of hydrogen at competitive prices or the risk that we may not be able to produce hydrogen internally at competitive prices; the risk that delays in or not completing our product and project development goals may adversely affect our revenue and profitability; the risk that our estimated future revenue may not be indicative of actual future revenue or profitability; the risk of elimination, reduction of, or changes in qualifying criteria for government subsidies and economic incentives for alternative energy products, including the Inflation Reduction Act; and the risk that we may not be able to manufacture and market products on a profitable and large-scale commercial basis. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Plug in general, see Plug’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Plug’s Annual Report on Form 10-K for the year ended December 31, 2023 as well as any subsequent filings. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. We disclaim any obligation to update forward-looking statements except as may be required by law.

MEDIA CONTACT

Kristin Monroe

Allison+Partners

plugPR@allisonworldwide.com